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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported) April 7, 1997

                           -------------------------

                            PURE ATRIA CORPORATION
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            (Exact name of registrant as specified in its charter)



     Delaware                      0-26212                    94-3141575
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  (State or other               (Commission               (I.R.S. Employer
   jurisdiction                  File Number)              Identification No.)
  of incorporation)

1309 South Mary Avenue, Sunnyvale, California                    94087
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (408) 720-1600
                                                  -------------------------

                               (Not Applicable)
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         (Former name or former address, if changed since last report)
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Item 5. Other Events

     On April 7, 1997, Pure Atria Corporation, a Delaware corporation ("Pure Atria") and Rational Software Corporation, a Delaware corporation ("Rational") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") among Pure Atria, Rational, and Wings Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Rational. A copy of the press release issued by Rational regarding the Merger Agreement is filed herewith as
Exhibit 99.1 and incorporated by reference herein.

     A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. Further agreements, contemplated by the Merger Agreement, including the Voting Agreement dated April 7, 1997 by and among Rational and certain Pure Atria stockholders, the Voting Agreement dated April 7, 1997, by and among Pure Atria and certain Rational stockholders, the Stock Option Agreement dated April 7, 1997 by and between Pure Atria and Rational (granting Rational an option to purchase Pure Atria stock), the Stock Option Agreement dated April 7, 1997, by and between Pure Atria and Rational (granting Pure Atria an option to purchase Rational stock), the form of Affiliate Agreement dated April 7, 1997 by and among Rational, Pure Atria and certain Rational stockholders, and the form of Affiliate Agreement dated April 7, 1997 by and among Rational, Pure Atria and certain Pure Atria stockholders are filed herewith as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and incorporated by reference herein.

     Also on April 7, 1997, in conjunction with the announcement of the merger contemplated by the Merger Agreement, Pure Atria announced that it expects to report revenue and earnings that are below analysts' expectations for the quarter ended March 31, 1997. A copy of the press release issued by Pure Atria regarding its revised revenue and earnings estimates is filed herewith as
Exhibit 99.8 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.
         --------

 2.1 Agreement and Plan of Reorganization dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, Wings Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Rational Software Corporation, and Pure Atria Corporation, a Delaware corporation.

99.1    Press Release of Rational dated April 7, 1997.

99.2 Voting Agreement dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, and certain stockholders of Pure Atria Corporation, a Delaware corporation.

99.3 Voting Agreement dated April 7, 1997 by and between Pure Atria Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.4 Stock Option Agreement dated April 7, 1997, by and between Pure Atria Corporation, a Delaware corporation, and Rational Software Corporation, a Delaware corporation (granting Rational an option to purchase Pure Atria Common Stock).

99.5 Stock Option Agreement dated April 7, 1997 by and between Pure Atria Corporation, a Delaware corporation, and Rational Software
        Corporation, a Delaware corporation (granting Pure Atria an option to purchase Rational Common Stock).
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99.6    Form of Affiliate Agreement dated April 7, 1997 by and among Rational
        Software Corporation, a Delaware corporation, Pure Atria Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.7 Form of Affiliate Agreement dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, Pure Atria Corporation, a Delaware corporation, and certain stockholders of Pure Atria Corporation, a Delaware corporation.

99.8    Press Release of Pure Atria dated April 7, 1997.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PURE ATRIA CORPORATION
                                       -----------------------------
                                                (Registrant)

April 16, 1997                         /s/ W. GEOFFREY STEIN
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   (Date)                              W. Geoffrey Stein
                                       Vice President, General
                                       Counsel and Assistant
                                       Secretary

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                                 EXHIBIT INDEX

Exhibit
  No.                               Description
-------                             -----------
 2.1         Agreement and Plan of Reorganization dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, Wings
             Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Rational Software Corporation, and Pure Atria
             Corporation, a Delaware corporation.

99.1         Press Release of Rational dated April 7, 1997.

99.2         Voting Agreement dated April 7, 1997 by and among Rational Software
             Corporation, a Delaware corporation, and certain stockholders of Pure Atria Corporation, a Delaware corporation.

99.3         Voting Agreement dated April 7, 1997 by and between Pure Atria
             Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.4         Stock Option Agreement dated April 7, 1997, by and between Pure
             Atria Corporation, a Delaware corporation, and Rational Software
             Corporation, a Delaware corporation (granting Rational an option to purchase Pure Atria Common Stock).

99.5         Stock Option Agreement dated April 7, 1997 by and between Pure
             Atria Corporation, a Delaware corporation, and Rational Software
             Corporation, a Delaware corporation (granting Pure Atria an option to purchase Rational Common Stock).

99.6         Form of Affiliate Agreement dated April 7, 1997 by and among
             Rational Software Corporation, a Delaware corporation, Pure Atria
             Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.7         Form of Affiliate Agreement dated April 7, 1997 by and among
             Rational Software Corporation, a Delaware corporation, Pure Atria
             Corporation, a Delaware corporation, and certain stockholders of Pure Atria Corporation, a Delaware corporation.

99.8         Press Release of Pure Atria dated April 7, 1997.
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